Exhibit 99.1

   INVESTOR PRESENTATION NYSE: CIM   June 1, 2016  Information is unaudited, estimated and subject to change.

DISCLAIMER  This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940.Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept.Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.  chimerareit.com  Information is unaudited, estimated and subject to change.

CHIMERA INVESTMENT CORPORATION

We develop and manage a portfolio of leveraged mortgage investments to produce an attractive quarterly dividend for shareholders

Business Description:	Hybrid Mortgage REIT
Inception:	2007
Total Capital:	$2.9 billion
Total Portfolio:	$14.9 billion
Overall Leverage Ratio:	4.0:1 (2.6:1 recourse leverage)
May 27, 2016 Stock Price /Dividend Yield:	$14.97 / 12.8%

Data as of March 31, 2016

Recent Corporate Developments

Chimera Announces Internalization of Management Structure	*Chimera Completes Repurchase $250 Million Common Stock*
✓ Aligns shareholder and management interests ✓ Increase transparency ✓ Full Transition Completed by December 31, 2015 ✓ Committed to expense management	✓ Discount to book value ✓ Accretive to earnings ✓ Board of directors increases share repurchase authorization by $100 Million

Chimera expects to pay $0.48 per quarter totaling $1.92 dividend for 2016

*2016 guidance excludes $0.50 special dividend paid 3/31/2016

Information is unaudited, estimated and subject to change.

3

CHIMERA INVESTMENT CORPORATION

Total portfolio composition  Information is unaudited, estimated and subject to change.  73% of CIM’s equity capital is allocated to mortgage credit  All data as of March 31, 2016 Financing excludes unsettled trades  Residential Mortgage Credit PortfolioTotal Assets: $8.2 Billion(1)  Agency MBS PortfolioTotal Assets: $6.7 Billion(1)  4

Agency MBS Portfolio and Funding  Information is unaudited, estimated and subject to change.  The majority of Chimera’s Agency Portfolio consists of highly liquid pass-through securities  All data as of March 31, 2016Coupon is a weighted average for Commercial and Agency IONotional Agency IO was $4.0 billion as of 3/31/2016Excludes unsettled tradesReflects first quarter 2016 yields and spreadsIncludes the interest incurred on interest rate swaps  Agency Securities  Agency Repo Days to Maturity  Agency Portfolio Yields and Spreads(4)  Gross Asset Yield:  2.5%  Financing Cost(5):  1.6%  Net Interest Spread:  0.9%  Net Interest Margin:  1.1%  Security Type  Coupon(1)  Current Face  Weighted Average Price  Weighted Average CPR  Agency Pass-through (RMBS)  3.50%  $3,006,693   104.8  6.6    4.00%  1,698,645   106.9  6.8    4.50%  358,017   108.9  17.2  ACMBS  3.5%  1,072,937   104.9  0.1  Agency IO  0.9%  N/M(2)   4.5  5.4    Total  $6,136,292        Maturity  Principal Balance(3)  Weighted Average Rate  Weighted Average Days  Within 30 days  2,240,043   0.74%    30 to 59 days  1,938,859   0.75%    60 to 89 days  166,374   0.74%    90 to 360 days  1,125,427   0.84%    Over 360 days  -   -    Total  $5,470,703  0.76%  52  5

INTEREST RATE SENSITIVITY

Chimera hedges interest rate risk with interest rate swaps and financial futures

Description ($ in thousands)		- 100 Basis Points	- 50 Basis Points	Unchanged	+50 Basis Points	+100 Basis Points
Agency Pass-Throughs (RMBS)	Market Value	$5,705,084	$5,633,678	$5,535,687	$5,404,071	$5,260,482
	Change	3.1%	1.8%	-	(2.4%)	(5.0%)
Swap	Market Value	(109,503)	(59,627)	-	57,898	113,577
	Change	(2.0%)	(1.1%)	-	1.0%	2.1%
Futures	Market Value	(41,048)	(22,254)	-	21,382	42,320
	Change	(0.7%)	(0.4%)	-	0.4%	0.8%
Net Gain/(Loss)		18,846	16,110	-	(52,336)	(119,308)
Percentage Change in Portfolio Value[1]		0.3%	0.3%	-	(0.9%)	(2.2%)

Description ($ in thousands)		- 100 Basis Points	- 50 Basis Points	Unchanged	+50 Basis Points	+100 Basis Points
Agency CMBS (ACMBS)	Market Value	$1,215,177	$1,170,719	$1,125,603	$1,083,778	$1,044,645
	Change	8.0%	4.0%	-	(3.7%)	(7.2%)
Swap	Market Value	(66,963)	(34,550)	-	34,618	69,145
	Change	(5.9%)	(3.1%)	-	3.1%	6.1%
Net Gain/(Loss)		22,611	10,566	-	(7,207)	(11,813)
Percentage Change in Portfolio Value[1]		2.0%	0.9%	-	(0.6%)	(1.0%)

Change in Portfolio Value


3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-100 bp
-50 bp
Unchanged
+50 bp
+100 bp
RMBS
ACMBS

All data as of March 31, 2016.
(1) Projected Percentage Change in Portfolio Value is based on instantaneous moves in interest rates.

Information is unaudited, estimated and subject to change. 6
CHIMERA INVESTMENT CORPORATION

Residential Mortgage Credit Portfolio  Information is unaudited, estimated and subject to change.  Chimera’s residential credit portfolio provides a high net interest spread  Gross Asset Yield:  8.6%  Financing Cost:  3.4%  Net Interest Spread:  5.2%  Net Interest Margin:  5.8%  Credit Portfolio Composition Q1 ‘16  Reflects first quarter 2016 average assets, yields and spreads  Credit Portfolio Yields and Spreads(1)  7

Unique Mortgage Credit Portfolio  Information is unaudited, estimated and subject to change.  Key transactions distinguish Chimera from other Mortgage REITs  8

RE-REMIC SUBORDINATE BOND PORTFOLIO

Chimera creates long, term-funding through securitization

The Securitization Process


$100mm
Non-Agency Mortgage
Bond
Deposit
$100mm Trust
(Non-Agency RMBS
Collateral)
Principal
& Interest
Losses &
Interest
$60mm Senior A Note
Sold to 3rd party
$40mm
Subordinate B Note
Retained by CIM

1

CIM buys $100mm Non-Agency mortgage bond from dealer

2

CIM deposits the bond into a trust

The trust issues bonds backed by the cashflow of the underlying bond

3

- CIM sells the Senior A note
  - The A note receives P&I from the $100mm bond until the $60mm is paid off
- CIM retains the Subordinate B note
  - The B note receives interest, all losses from the $100mm bond and starts to receive principal only after the Senior A note is paid off in full

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

RE-REMIC SUBORDINATE BOND PORTFOLIO

The average yield on consolidated retained subordinate bonds is over 17%

- Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment
- Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future

($ in thousands)

Vintage	Type	Deal	At Issuance / Acquisition: Total Original Face	At Issuance / Acquisition: Total of Tranches Sold	At Issuance / Acquisition: Total of Tranches Retained	As of March 31, 2016: Total Remaining Face	As of March 31, 2016: Remaining Face of Tranches Sold	As of March 31, 2016: Remaining Face of Tranches Retained
2014	RMBS Securitization[(1)]	CSMC - 2014-4R	367,271	-	367,271	279,581	-	279,581
2010	RMBS Securitization	CSMC 2010-1R	1,730,581	691,630	1,038,951	698,570	29,687	668,883
2010	RMBS Securitization	CSMC 2010-11R	566,571	338,809	227,762	310,292	97,632	212,661
2009	RMBS Securitization	CSMC 2009-12R	1,730,698	915,566	815,132	635,231	141,291	493,940
2009	RMBS Securitization	JPMRR 2009-7	1,522,474	856,935	665,539	587,061	197,010	390,051
2009	RMBS Securitization	JMAC 2009-R2	281,863	192,500	89,363	103,847	44,078	59,769
TOTAL			**$6,199,458**	**$2,995,440**	**$3,204,018**	**$2,614,583**	**$509,697**	**$2,104,885**
				% of origination remaining		*42%*	*17%*	*66%*

Significant outstanding balances remain under a number of prepayment projections

Total Remaining Face - Projected Balances[(2)]

Change in CPR	March 31, 2017	March 31, 2018	March 31, 2019
-50%	2,307,823	2,049,097	1,844,270
Unchanged	2,229,183	1,916,684	1,674,170
+50%	2,150,288	1,790,101	1,517,487

Information is unaudited, estimated and subject to change.

All data as of March 31, 2016
(1) Collateral for this deal was originally part of CSMC 2010-12R
(2) Projected Balances are estimated based on future cash flows and changes in prepayment speeds

CHIMERA INVESTMENT CORPORATION

SPRINGLEAF SEASONED LOAN PORTFOLIO

Chimera acquired $4.8 Billion Seasoned Loan Portfolio previously securitized by Springleaf Financial

2014

Springleaf Acquisition

- $ 4.8 billion seasoned loans
- 7 original securitizations
- $775 million equity commitment from Chimera
- Performing loans with 10 years of payment history
- Loans originated for American General portfolio

2015

Springleaf Optimization

- Chimera calls 4 of the 7 Springleaf deals
- Chimera re-issues new debt
- Lowered financing costs by over 100 basis points
- Reduced equity commitment by $155 million

2016

Springleaf Pipeline

- Three original Springleaf deals remain to be called
- All new Chimera securitizations have 3-year call rights

Chimera consolidated the loans on its balance sheet and worked to re-securitize the portfolio in order to reduce financing costs and lower equity commitment

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

RISK RETENTION SEASONED LOAN PORTFOLIO

Risk Retention Rule creates an opportunity for Mortgage REITs who have permanent capital

Risk Retention Rule

- All new mortgage securitizations must have an equity sponsor
- Deal Sponsor to have meaningful "skin in the game" investment amount
- Deal Sponsor must have the ability to hold the investment for a minimum of 5 years

2016 Chimera securitizes $5.0 Billion under the new risk retention rule

Chimera 2.0

Chimera sponsors three securitizations

- $ 763 million new investments
- Performing seasoned loans with more than 10 years of payment history
- Attractive risk-adjusted portfolio returns
- Increased returns available with recourse leverage
- Partially funded by reduction in Agency MBS allocation

Chimera has historically retained the equity interests in its securitizations

Information is unaudited, estimated and subject to change.
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CHIMERA INVESTMENT CORPORATION

2016 Risk Retention Securitization Portfolio  Information is unaudited, estimated and subject to change.  Chimera expects high single digit yields on portfolio without leverageChimera expects to achieve mid-to-high teen yields with added recourse leverageDeals are callable in 4 years Estimated GAAP leverage increases from 4.0:1 to 5.2:1Estimated recourse leverage decreases from 2.6:1 to 2.3:1  $5.0 Billion loan portfolio and securitization will be consolidated on balance sheetChimera retains $763 Million interests in securities issued, including eligible horizontal residual interestsChimera funds purchased interests through combination of available cash, sale of approximately $1.9 Billion Agency MBS, and recourse financingApproximately $13 Million deal expenses to be incurred Q2 2016            CIM 2016-1  CIM 2016-2 & CIM 2016-3  Loan Portfolio  $1.5 Billion  $3.5 Billion  Weighted average coupon of mortgage  7.35%  7.38%  Borrowers current for past 12 months  94.71%  94.73%  Average loan age  10 years  10 years  Average loan balance  $108,000  $107,000  Senior class sold with initial coupon  70%, 2.95%  70%, 2.94%  Retained Securities  $226 Million  $537 Million  13

Small Balance Residential Loan Portfolio  Information is unaudited, estimated and subject to change.  Chimera has one of the largest seasoned, performing, small balance residential loan portfolios in the Mortgage REIT Industry          Small Balance Residential Loan Portfolio    Total Current Unpaid Balance   $8.8 Billion  Total Number or Loans  96,256  Weighted Average Loan Size  $92,100  Weighted Average Coupon  7.23%  Average Loan Age  124 Months  All data as of May 25, 2016  14

Small Balance Residential Loan Portfolio Considerations   Information is unaudited, estimated and subject to change.          15

Summary  Information is unaudited, estimated and subject to change.                Franchise Mortgage Assets  Positive Macro Economic Environment  Opportunity for Permanent Capital  Chimera has a unique portfolio of high yielding assets, created through securitization, which would be difficult to recreate in size and scale  Upward trending macro economic conditions for energy prices and the housing market are positive for the credit of Chimera’s mortgage portfolio  New risk retention rules present an attractive opportunity for companies like Chimera to sponsor mortgage securitizations  Chimera has assembled a portfolio of unique mortgage assets with a goal to provide high and durable income to shareholders  16

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